UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_______________________

Date of Report (Date of earliest event reported): June 5, 2018

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-18370	36-3922969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6410 West Howard Street, Niles, Illinois 60714
(Address of principal executive offices, including zip code)

(847) 966-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 5, 2018, Perma-Pipe International Holdings, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below is information regarding the results of the matters voted on by the Company’s stockholders at the Annual Meeting.
Proposal 1.    Elect five directors to hold office until the Company’s 2019 Annual Meeting of Stockholders and until their successors are otherwise duly elected and qualified:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
David S. Barrie	3,422,444	2,122,070	920,902
David B. Brown	3,419,773	2,124,741	920,902
David J. Mansfield	3,516,960	2,027,554	920,902
Jerome T. Walker	3,419,773	2,124,741	920,902
Mark A. Zorko	3,370,832	2,173,682	920,902

Proposal 2.    Advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,074,644	1,857,942	611,928	920,902

Proposal 3.    Ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2019:

Votes For	Votes Against	Abstentions
5,844,482	2,474	269,726

Company’s Response to the Stockholder Vote on Director Nominees and Executive Compensation. The Board of Directors of the Company takes the relatively low voting percentages that approved the election of the Company’s directors and the compensation of the Company’s named executive officers very seriously. As a result, the Company’s Board of Directors and leadership intend to actively reach out and engage with a representative number of the Company’s significant stockholders to discuss what executive compensation and corporate governance enhancements they desire so that the Board of Directors may further consider those recommendations and enact any executive compensation and corporate governance enhancements that the Board believes furthers the Company’s stockholders’ best interests.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.

Date: June 6, 2018                By: /s/ Karl J. Schmidt
Karl J. Schmidt
Vice President and Chief Financial Officer